Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Michel Detheux, the Chief Executive Officer, and Matthew Gall, the Chief Financial Officer, of iTeos Therapeutics, Inc. (the “Company”), hereby certify, that, to their knowledge:

(1)

the Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2021	By:	/s/ Michel Detheux
Michel Detheux
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: August 11, 2021	By:	/s/ Matthew Gall
Matthew Gall
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)